Exhibit 10.20.1

FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT

DATED AS OF JANUARY 6, 2017

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,
ESA P PORTFOLIO MD TRUST, AND
ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY
AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

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FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is entered into as of January 6, 2017, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).
WITNESSETH
WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement dated as of August 30, 2016 (the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;
WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;
WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.
NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.
1.Amendment. Effective as of the date of this Amendment, Section 2.5 of the Original Lease Agreement is hereby amended to add the following sentence at the end of such section: “In the event of any partial termination of this Agreement pursuant to this Section 2.5, the Minimum Rent and Percentage Rent (including, without limitation, the Thresholds) shall be adjusted in a commercially reasonable manner, as mutually determined by Landlord and Tenant, to reflect that such Hotel(s) are no longer subject to this Agreement, Landlord and Tenant hereby agreeing that such adjustments may be necessary to maintain the respective economic positions of the parties under this Agreement following any such partial termination.”
2.    Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.
3.    Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.
4.    Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

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5.    Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.
6.    Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.
[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD:

ESA P PORTFOLIO L.L.C., a Delaware limited liability company

By:	/s/ John Dent Name: John Dent Title: Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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LANDLORD:

ESA P PORTFOLIO MD TRUST, a Delaware statutory trust

By:	/s/ John Dent Name: John Dent Title: Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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LANDLORD:

ESH/TN PROPERTIES L.L.C., a Delaware limited liability company

By:	/s/ John Dent Name: John Dent Title: Vice President and Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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TENANT:

ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company

By:	/s/ John Dent Name: John Dent Title: Vice President and Secretary

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